UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2009

CHINA HOLDINGS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33804	61-1533071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. West Street, Suite 1200 Wilmington, DE	19801
(Address of principal executive offices)	(Zip Code)

(302)-295-4832

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IMPORTANT NOTICES

China Holdings Acquisition Corp. (“China Holdings,” the “Company”) and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of China Holdings’ shareholders to be held to approve the proposed acquisition discussed in the section titled “Entry Into a Material Definitive Agreement” below. China Holdings’ officers and directors have no rights to any liquidation distribution China Holdings makes with respect to the shares of common stock sold in its initial public offering (“IPO”). Therefore, their equity holding will have no value if China Holdings does not acquire a target business within twenty four months of the IPO as required by China Holdings’ Amended and Restated Certificate of Incorporation, unless an extension to such time is approved by its shareholders. Shareholders of China Holdings and other interested persons are advised to read China Holdings’ proxy statement, when available, in connection with China Holdings’ solicitation of proxies for the special meeting because this proxy statement will contain important information.

The proxy statement will be mailed to shareholders as of a record date to be established for voting on the proposed acquisition. Shareholders will also be able to obtain a copy of the proxy statement without charge from China Holdings. The proxy statement, once available, may also be obtained without charge at the U.S. Securities and Exchange Commission’s internet site at www.sec.gov.

This Current Report on Form 8-K, including the exhibits contained herein, contains forward-looking statements that involve substantial risks and uncertainties. Other than statements of historical facts, all statements included in this report regarding Success Winner Limited (“Success”) or Success’ operating subsidiary Jinjiang Hengda Ceramics Co., Ltd. (“Hengda,” or “Target”), China Holdings or China Holdings’ wholly-owned subsidiary, China Ceramics Co., Ltd. (“China Ceramics”) (together with Success Winner, Hengda and China Holdings, the “acquisition parties”) strategy, future operations, future financial position, prospects, plans and objectives of management, as well as statements, other than statements of historical facts, regarding Hengda’s industry, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. China Holdings and Hengda may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements, and investors should not place undue reliance on the forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements made by the acquisition parties. Important factors that could cause actual results or events to differ materially from the forward-looking statements, include among others: continued compliance with government regulations; changing legislation or regulatory environments; requirements or changes affecting the businesses in which Hengda is engaged; industry trends, including factors affecting supply and demand; labor and personnel relations; credit risks affecting Hengda’s revenue and profitability; Hengda’s ability to effectively manage its growth, including implementing effective controls and procedures and attracting and retaining key management and personnel; changing interpretations of generally accepted accounting principles; and general economic conditions. Further, the forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, collaborations or investments made by China Holdings of Hengda. None of China Holdings, Hengda, Success or China Ceramics assumes any obligation to update any forward-looking statements.

Item 1.01.	Entry Into a Material Definitive Agreement

On August 7, 2009, China Holdings Acquisition Corp., a Delaware corporation (“Parent,” or the “Company”), China Ceramics Co., Ltd., a British Virgin Islands company and a wholly-owned subsidiary of Parent (“Purchaser”), Jinjiang Hengda Ceramics Co., Ltd., a Chinese enterprise (“Hengda,” or “Target”), Success Winner Limited (“Success”), a British Virgin Islands company and the owner of 100% of the equity interests of the Stand Best Creation Limited, a Hong Kong company which owns 100% of the equity interest of Hengda (“Stand Best”), and Mr. Wong Kung Tok (the “Seller”), the owner of 100% of the equity interests of the Success, entered into a Stock Purchase Agreement (the “Agreement”).

Acquisition of Target; Acquisition Consideration

Upon the closing of the transactions contemplated in the Agreement, China Holdings will acquire 100% of the issued and outstanding shares of Success, which owns 100% of the equity interest of Stand Best, which owns 100% of the equity interests of Hengda, from Success’ sole shareholder, Mr. Wong Kung Tok, in exchange for an aggregate of 5,743,000 shares of the common stock, par value $0.001 per share (“Parent Common Stock”). We refer to this stock purchase as the “acquisition.” In addition, 8,185,763 shares of the Parent Common Stock will be placed in escrow (the “Contingent Shares”) and released to the Seller in the event the targets described below are achieved:

•

In the event that Hengda achieves net earnings before taxes (excluding (A) expenses incurred for the acquisition, (B) the effect on financial results of any Contingent Shares released from escrow and (C) earnings derived from any acquisition of a business or assets made by Hengda or Stand Best after the closing date of the acquisition other than earnings from Jiangxi Hengdali Ceramics and Construction Material Limited or any additional assets acquired in connection with Jiangxi Hengdali Ceramics) for the fiscal year ending December 31, 2009 of equal to or greater than $28,000,000, then an additional 0.3284 of a share of Parent Common Stock for each dollar of net earnings before taxes over $28,000,000 for the fiscal year ending December 31, 2009 will be released to the Seller, up to a maximum of 1,214,127 shares of Parent Common Stock.

•

In the event that Hengda achieves net earnings after taxes (excluding (A) the effect on financial results of any Contingent Shares released from escrow and (B) earnings derived from any acquisition of a business or assets made by Hengda or Stand Best after the Closing Date other than earnings from Jiangxi Hengdali Ceramics and Construction Material Limited or any additional assets acquired in connection with Jiangxi Hengdali Ceramics) for the fiscal year ending December 31, 2010 of equal to or greater than $23,772,993, then an additional 0.2359 of a share of Parent Common Stock for each dollar of net earnings after taxes over $23,772,993 for the fiscal year ending December 31, 2010 will be released to the Seller, up to a maximum of 1,794,800 shares of Parent Common Stock.

•

In the event that Hengda achieves net earnings after taxes (excluding (A) the effect on financial results of any Contingent Shares released from escrow and (B) earnings derived from any acquisition of a business or assets made by Hengda or Stand Best after the Closing Date other than earnings from Jiangxi Hengdali Ceramics and Construction Material Limited or any additional assets acquired in connection with Jiangxi Hengdali Ceramics) for the fiscal year ending December 31, 2011 of equal to or greater than $31,380,292, then an additional 0.1790 of a share of Parent Common Stock for each dollar of net earnings after taxes over $31,380,292 for the fiscal year ending December 31, 2011 will be released to the Seller, up to a maximum of 2,176,836 shares of Parent Common Stock.

•

In the event that the closing price of Parent Common Stock is at or above $20.00 per share for any twenty trading days in a 30 trading day period prior to April 30, 2012, then the Parent shall issue an additional 2,000,000 shares of Parent Common Stock to the Seller.

•

In the event that the closing price of Parent Common Stock is at or above $25.00 per share for any twenty trading days in a 30 trading day period prior to April 30, 2012, then the Parent shall issue an additional 1,000,000 shares of Parent Common Stock to the Seller.

The Seller will place 574,000 of the shares issued to it in escrow. Such shares may be used to pay for the indemnification obligations described below.

Representations and Warranties

In the Agreement, Hengda, Success and the Seller (collectively, the “Warrantors”) make certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Agreement) relating to, among other things: (a) capital structure; (b) proper corporate organization and similar corporate matters; (c) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (d) required consents; (e) licenses and permits; (f) taxes and audits; (g) financial information; (h) absence of certain changes or events; (i) absence of undisclosed liabilities; (j) title to assets and properties; (k) material contracts; and (l) compliance with laws, including those relating to the PRC, foreign corrupt practices and money laundering.

In the Agreement, the Seller makes certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Agreement) relating to, among other things: (a) title to shares; and (b) certain securities law matters.

In the Agreement, China Holdings and Purchaser make certain representations and warranties relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (c) capital structure; and (d) validity of share issuance.

Conduct Prior to Closing; Covenants

The Warrantors have agreed to use their best efforts to cause Hengda and its subsidiaries and affiliated entities to continue to operate its business in the ordinary course prior to the closing (with certain exceptions) and not to take certain specified actions without the prior written consent of China Holdings.

The Agreement also contains covenants of Hengda, Success and the Seller, including covenants providing for:

•

Hengda and Success providing access to its books and records to China Holdings, and providing information relating to Hengda’s business as China Holdings, its counsel and other representations may request;

•

Hengda, Success, Seller, China Holdings and Purchaser agree not to, directly or indirectly, solicit, encourage or enter into any negotiation or arrangement with any party. Other than the other parties to the Agreement concerning the sale of all of any part of Hengda’s business or the capital stock or other securities of Success or any of its subsidiaries that takes the form of a sale of stock or assets, merger, consolidation or any joint venture or partnership;

•	China Holdings giving the Seller piggy-back registration rights relating to the shares of Parent Common Stock issued in connection with the acquisition.

•

Seller and each of the other persons receiving stock consideration in connection with the acquisition will each enter into a lock-up agreement pursuant to which the shares of Parent Common Stock will be locked-up for a period of twelve months, except with respect to 655,000 shares of Parent Common Stock, which will be locked-up for a period of six months.

Conditions to Closing

General Conditions

Consummation of the Agreement and the acquisition is conditioned on (a) no law or court order prohibiting or limiting consummation of the acquisition or materially limiting China Holdings’ right to control the Target; (b) holders of a majority of China Holdings’ common stock approving the business combination in accordance with its Articles of Incorporation, with holders of less than 33.33% of China Holdings’ public shares of common stock voting against the acquisition and properly exercising their rights to convert such public shares of common stock to cash; (c) the absence of any proceeding pending or threatened to enjoin or otherwise restrict the acquisition.

Warrantors’ Conditions to Closing

The obligations of Hengda, Success and Seller to consummate the transactions contemplated by the Agreement, in addition to the conditions described above, are conditioned upon the representations and warranties of China Holdings and Purchaser being true on and as of the closing date of the Agreement, and China Holdings and Purchaser complying with all required covenants in the Agreement.

China Holdings’ and Purchaser’s Conditions to Closing

The obligations of China Holdings to consummate the transactions contemplated by the Agreement, in addition to the conditions described above in the first paragraph of this section, are conditioned upon each of the following, among other things:

•	the representations and warranties of the Warrantors shall be true on and as of the closing date of the Agreement, and each of the Warrantors has complied with all required covenants in the Agreement;

•	China Holdings shall have received legal opinions from counsel to the Target;

•	receipt by the Warrantors of certain third party consents; and

•	there not being any material adverse change with respect to the Target;

If permitted under applicable law, either China Holdings or Purchaser on the one hand or Hengda, Seller or Success on the other hand may waive any inaccuracies in the representations and warranties made to such party in the Agreement and may waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Agreement.

Termination

The Agreement may be terminated and/or abandoned at any time prior to the closing, whether before or after approval of the proposals being presented to China Holdings’ shareholders, by:

•	either China Holdings or any Warrantor, if the closing has not occurred by November 21, 2009;

•

Any Warrantor, if there has been a breach by China Holdings of any covenant, representations or warranties contained in the Agreement, and in any event if such breach is subject to cure and China Holdings has not cured such breach within five days after written notice of intent to terminate from any Warrantor; or

•

China Holdings or Purchaser, if there has been a breach by any of the Warrantors of any covenant, representations or warranties contained in the Agreement, and in any event if such breach is subject to cure and China Holdings or Purchaser has not cured such breach within five days after written notice of intent to terminate from any Warrantor.

Indemnification

The Warrantors have agreed, jointly and severally, to indemnify China Holdings from any damages arising from: (a) any breach of any representation, warranty or covenant made by the Warrantors or (b) the failure to pay any third party claims for the period of time prior to the acquisition. China Holdings and purchaser have agreed to indemnify the Seller from any damages arising from (a) any breach of any representation, warranty or covenant made by Parent or the Purchaser and (b) actions or inactions of the Purchaser with regard to the business of Hengda occurring after the closing date of the acquisition. The indemnification obligations are subject to a $100,000 basket and are capped at $5,740,000.

Item 8.01.	Other Events

On August 7, 2009, the Company issued a press release announcing its entry into the Agreement with Hengda, among other parties. The press release is attached as Exhibit 99.1.

Commencing August 2009, China Holdings intends to hold presentations for its stockholders regarding its proposed acquisition of Hengda. A copy of the presentation is attached as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

Exhibits No.	Description
99.1	Press Release, dated August 7, 2009

99.2	Presentation dated August 7, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2009	CHINA HOLDINGS ACQUISITION CORP.

	By:	/s/ Paul K. Kelly
	Name:	Paul K. Kelly
	Title:	Chairman and Chief Executive Officer

Exhibit Index

No.	Description
99.1	Press Release, dated August 7, 2009

99.2	Presentation dated August 7, 2009